Exhibit 10.02

AGREEMENT FOR THE PURCHASE OF COMMON STOCK

THIS COMMON STOCK PURCHASE AGREEMENT. (this "Agreement") made June 18, 2014, by and between M K Tantum and Level Up with full authority, and the "Purchaser" setting forth the terms and conditions upon which the Sellers will sell 60,000,000 shares of Kore Resource ("KORE" or sometimes the "Corporation"), common stock (the "Shares"), personally owned by Seller, to Purchaser. The Sellers and Purchaser may be referred to herein singularlv as a "Party" and collectively, as the "Parties".

In consideration   of  the  mutual  promises. covenants,   and  representations   contained herein. THE PARTIES HERETO AGREE AS FOLLOWS:

ARTICLE I
SALE OF SECURITIES

•           Sale. Subject to the terms and conditions of this Agreement. the Sellers agree to sell the Shares. and the Purchaser shall purchase the Shares, for a total of $30, 000 (the "Purchase Price") . This is a private transaction between the Sellers and Purchaser.

•           Escrow Agent . The Sellers and Poi-chaser hereby appoint Aspen Asset Management to act as the Escrow Agent ("Escrow Agent") for this Agreement.

•           Balance of Purchase Price It is agreed that the Closing will take place , unless a delay is agreed to by the parties signing this Agreement. It is agreed that all of the Shares shall remain in the Escrow Account until the full Purchase Price has been paid to Seller, after which the Closing on the sale of the Shares shall take place and all stock certificates with proper stock powers shall be delivered to the Purchaser as per the instructions of the Purchaser. The full Purchase Price shall be disbursed at Closing as per instructions of the Sellers Representative.

It is further  agreed that if the full Purchase Price is not paid in full unless  an extension of time is agreed to in writing by both Parties, the Sellers may at their  discretion, cancel this Agreement. It is further agreed that the Purchaser may cancel this  Agreement  for any reason  or no reason.

The full purchase price is $30,000 as follows;

Level Up Investments LLC	$15.000	30,000.,000 shares
MK Tatum	$15.000	Vice President and Director	30,000.,000 shares

ARTICLE II
REPRESENTATIONS AND WARRANTIES

The Sellers hereby represent and warrant to the Purchaser the following:

•            Ability to Carry Out Obligations. The Sellers' Representative has the right, power, and authority to enter into this Agreement on behalf of the Sellers and to bind the Sellers to the representations and warranties hereof and perform their obligations under this Agreement. The execution and delivery of this Agreement by the Sellers' Representative and the performance by the Sellers of their obligations hereunder will not cause, constitute. or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument. articles of incorporation, bylaw. or other agreement or instrument to which KORE, the officers, directors or Sellers are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required. (b) an event that would cause KORE (and/or assigns) to be liable to any party, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of KORE or upon the shares of KORE to be acquired by the Purchaser.
No person holds power of attorney from KORE or the Sellers. other than the Power of Attorney held by the Sellers' in connection with the execution of this Agreement.

•            Title. The Seller has good and marketable title to all of the Shares being sold by them to the Purchasers under this Agreement. The Shares will be, at the Closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind, except for restrictions on transfer imposed by federal and state securities laws. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such Shares. Except as provided in this Agreement, the Sellers are not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the purchase of the Shares by Purchaser (and/or assigns) impair, restrict or delay voting rights with respect to the Shares.

•            Transfer of Shares . The Sellers will have the responsibility for sending all certificates representing Shares being purchased, along with Irrevocable Stock Powers, duly endorsed for transfer acceptable to the Escrow Agent to be held in the Escrow Account for delivery to the Purchaser at Closing. The Purchaser will have the responsibility of sending the certificates. along with stock powers to the Transfer Agent for K ORE to have the certificates changed into their respective names and denominations and the Purchaser shall be responsible for all costs involved in such changes and in mailing new certificates to all shareholders.

The Purchaser represents and warrants to the Sellers the following:

•            Ability to Carry Out Obligations. The Purchaser has the right, power. and authority to enter into this Agreement and to bind the Purchaser to the representations and warranties hereof and perform the obligations under this Agreement.

•            The undersigned Purchaser is acquiring the Stock solely for investment for his or her own account and not with a view to, or for, resale in connection with any distribution within the meaning of any federal securities act, state securities act or any other applicable federal or state laws;

•            The undersigned Purchaser understands the speculative nature and risks of investments associated with the Stock, and confirms that the Stock would be suitable and consistent with his or her investment program; that his or her financial position enables him or her to bear the risks of this investment; and, that there is no public market for the stock subscribed for herein:
•            The Stock subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of, if such disposition will violate any federal and/or state securities acts. Disposition shall include, but is not limited to acts of selling, assigning, transferring, pledging, encumbering, hypothecating, giving, and any form of conveying, whether voluntary or not;

•            To the extent that any federal, and/or state securities laws shall require , the Purchaser hereby agrees that the Stock acquired pursuant to this Agreement shall be without preference as to assets;

•            The Purchaser is aware that the Company is under no obligation to register or seek an exemption under any federal securities act, state securities act. or any foreign securities act for the Stock of the Company or to cause or permit such Stock to be transferred in the absence of any such registration or exemption:

•            The Purchaser has adequate means of providing for his current needs and personal contingencie s and has no need to sell the shares in the foreseeable future (that is at the time of the investment, Purchaser can afford to hold the investment for an indefinite period of time);

•            The Purchaser has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment and further, the Purchaser is capable of reading and interpreting financial statements; and

•            The Purchaser is not a member of, or an associate or affiliate of a member of FINRA.

•            Purchaser, and his agents, attorneys and advisors, have conducted their own due diligence on the Company, its past historv. and its current state. They have inspected SEC filings, the corporate minutes, and the charter documents. Purchaser is buying the Shares "as is". with no representations made by the Seller as to the affairs or viability of the Company, or as to assets, liabilities. or outstanding securities of the Company, and Purchaser, on behalf of him selves and his successors in interest, (if any). hereby acknowledges and agrees bv his execution of this Agreement that Seller is making no representations in this regard.

•            Representations . All representations of Seller and Purchaser shall be true as of the Closing and all such representations shall survive the Closing.

ARTICLE III
CLOSING

•            Closing. The Closing (the "Closing") of this transaction for the Shares being purchased will occur when all of the documents and consideration described in 3.02 below. have been delivered. If the Closing of this transaction does not occur on FINRA approval then either party may terminate this Agreement upon written notice.

This Agreement can be terminated in the event of any material breach by either party.

•            Documents and Payments to be Delivered at Closing of the Common Stock Purchase . As part of the Closing of the Common Stock purchase, those documents listed in 2.03 of this Agreement, as well as the following documents. in form reasonably acceptable to counsel to the parties, shall be delivered:

By the Seller;

Share certificates representing the Shares, along with Irrevocable Stock Powers, duly endorsed for transfer. (CONTROL BLOCK)

Resignation of current officers

By Purchaser:

$30 000.00

ARTICLE IV
INVESTMENTS

The Purchaser Representative, binding each of the Purchaser pursuant to a limited power of attorney, hereby causes each of the Purchaser, jointly and individual and not jointly and severally, do represent, warrant and covenant to the Sellers the following:

•           Investment , Intent.  The  Purchaser  are  acquiring  the   Shares  for  their   own account for investment and not with a view toward distribution thereof.

•           No Advertisement . The Purchaser acknowledge that the Shares have been offered to them in direct communication between them and Sellers, and not through any adve1tisement of any kind.

•            Accredited In vestor. Each Purchaser is an "Accredited Investor" as defined n Regulation D of the Securities Exchange Act of 1934.

•            Representations . All Representations shall be true as of the Closing and all such representations shall survive the Closing.

ARTICLE V
REMEDIES

•            Arbitration. Any controversy of claim arising out of, or relating to, this Agreement, or the making, performance. or interpretation thereof, shall be settled bv arbitration in Delaware in acc.ordance with the Rules of the U.S. Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

•            Tennination. In addition to any other remedies , the Purchase r may terminate this Agreement. if at the Closing. the Sellers have failed to comply with all material terms of this Agreement has failed to supply any documents required by this Agreement unless they do not exist or has failed to disclose any material facts which could have a substantial effect on any part of this transaction.

•            Indemnification . From and after the Closing, the parties, jointly and severally, agree to indemnify the other against all actual losses, damages and expenses caused by (i ) any material breach of this Agreement by them or any material misrepresentation contained herein. or (ii) any misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading.

•            Indemnification Non -Exclusive The foregoing indemnification provision is in addition to, and not derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

ARTICLE VI
MISCELLANEOUS

•            Captions and Headings . The article and paragraph headings throughout this Agreement are for convenience and reference only. and shall in no way be deemed to define. limit, or add to the meaning of any provision of this Agreement.

•            No Oral Change . This Agreement and any provision hereof, may not be waived, changed, modified, or discharged. orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver. change, modification, or discharge is sought.

•            Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants. or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions. covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

•            Time of Essence . Time is of the essence of this Agreement and of each and every provision hereof

•            Entire Agreement. This Agreement including any and all attachments hereto. if any, contain the entire Agreement and understanding between the parties hereto, and supersede all prior agreements and understandings.

•            Partial Invalidity. In the event that any condition . covenant, or other prov1s1on of this Agreement is held to be invalid or void by any court of competent jurisdiction, it shall be deemed severable from the remainder of this Agreement and shall in no way affect any other condition. covenant or other provision of this Agreement. If such condition, covenant, or other provision is held to be invalid due to its scope or breadth, it is agreed that it shall be deemed valid to the extent permitted by law.

•            Significant Changes The Sellers understand that significant changes may be made in the capitalization and/or stock ownership of KORE , which changes could involve a reverse stock split and/or the issuance of additional shares. thus possibly having a dramatic negative effect on the percentage of ownership and/or number of shares owned by present shareholders of KORE .

•            Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures will be acceptable to all parties.

•            Notices . All notices, requests. demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given. or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail. registered or certified, postage prepaid, or on the second day if faxed, and properly addressed or faxed as follows:

If to the Sellers:

6623 Las Vegas Blvd Suite 255
Las Vegas, NV 89119

If to the Purchaser:

6623 Las Vegas Blvd Suite 255
Las Vegas. NV  89119

•            Binding Effect. Tl1is Agreement shall inure to and be binding upon the heirs. executors, personal representatives, successors and assigns of each of the parties to this Agreement

•            Effect of Closing. All representations , warranties, covenants. and agreements of the parties contained in this Agreement or in any instrument, certificate. opinion, or other writting provided for in it, shall be true and correct as of the Closing and shall survive the Closing of th1s Agreement.

•            Mut ual Cooperation . The parties hereto shall cooperate with each other to achieve the purpose of this Agreement. and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein ..

•            Governing Law. This Agreement shall be governed by and construed in accordance with the internal Laws of the State of Delaware (regardless of its conflict of law s principles). and without reference to any rules of construction regarding the party respons ible for the drafting thereof.

•            Attorneys' Fees. In the event any Party hereto shall commence legal proceeding against the other to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition or this Agreement. the prevailing party in any such proceeding shall be entitled to recover from the losing partyv its cost of suit, including reasonable attorney 's fees as may be fixed by the court.

In witness whereof, this Agreement has been duly  executed  by  the parties hereto  as of the date  first above written

By:

PURCHASER

Mk Tanatum

Signature

PURCHASER

Level Up Investments LLC
Matthew Collins

Signature

Purchaser Name:	Mk Tantu m
Address:
Phone Number:
Tax ID:

Securities Purchased	# Shares	Purchase Price

Common Stock	30,000,000	$15,000

Purchaser Name:	Level Up Investments llc
Address:
Phone Number:
Tax ID:

Securities Purchased	# Shares	Purchase Price

Common Stock	30,000,000	$15,000